AMENDMENT NO. 1 TO

SECOND AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

This Amendment No. 1 (this “Amendment”), dated as of November 3, 2026, to the Second Amended and Restated Investment Advisory Agreement, dated and effective as of January 1, 2025 (the “Advisory Agreement”), is made by and between BIP Ventures Evergreen BDC, a Delaware statutory trust (herein referred to as the “Fund”), and BIP Capital, LLC, a Delaware limited liability company (herein referred to as the “Adviser”). Capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Advisory Agreement.

RECITALS

WHEREAS, the Fund and the Adviser are parties to the Advisory Agreement;

WHEREAS, the Fund and the Adviser desire to amend the Advisory Agreement to clarify that the Management Fee is calculated on the basis of the Fund’s net assets attributable to common shareholders; and

WHEREAS, the Board of Trustees of the Fund (the “Board”), including a majority of the Trustees who are not “interested persons” of the Fund, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), approved this Amendment at a meeting of the Board held on November 3, 2026.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Fund and the Adviser hereby agree as follows:

1. Amendment to Section 5(b) of the Advisory Agreement. Effective as of the date first written above, Section 5(b) of the Advisory Agreement shall be, and it hereby is, amended and restated in its entirety as follows:

“(b) Management Fee. The Management Fee shall be payable quarterly in arrears, at an annual rate of: (i) 1.75% of the Fund’s average net assets attributable to common shareholders if the Fund’s total net asset balance attributable to common shareholders is less than $500,000,000; and (ii) 1.50% of the Fund’s average net assets attributable to common shareholders if the Fund’s total net asset balance attributable to common shareholders is equal to or greater than $500,000,000. The average net asset balance attributable to common shareholders will be the average of the Fund’s total net asset balance attributable to common shareholders at the end of the two most recently completed calendar quarters.”

2. Clarification; No Increase in Compensation. The parties acknowledge and agree that the amendment effected by Section 1 of this Amendment is intended solely to clarify the basis on which the Management Fee is calculated and is not intended to, and shall not, increase the compensation payable to the Adviser under the Advisory Agreement.

3. Effect of Amendment. Except as expressly provided herein, all of the terms and provisions of the Advisory Agreement are and shall remain in full force and effect. From and after the date hereof, each reference in the Advisory Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Advisory Agreement shall mean and be a reference to the Advisory Agreement as amended by this Amendment.

4. Governing Law. This Amendment shall be governed, construed and interpreted in accordance with the laws of the State of Delaware; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

5. Counterparts. This Amendment may be executed in two or more counterparts (including by electronic transmission), each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

(Signature Page Follows.)

IN WITNESS WHEREOF, the parties have executed this Amendment by their representatives thereunto duly authorized, as of the day and year first above written.

Fund:

BIP VENTURES EVERGREEN BDC

By: ___________________________

Name: Mark Buffington

Title: CEO and Chairman of the Board of Trustees

Adviser:

BIP CAPITAL, LLC

By: ___________________________

Name: Mark Buffington

Title: Managing Partner

[Signature Page to Amendment No. 1 to Second Amended and Restated Investment Advisory Agreement]